Exhibit 99.1

[COMMUNITY HEALTH SYSTEMS, INC. LETTERHEAD]

PLEASE RESPOND TO WRITER AT: Direct Dial: 615/465-7349 FAX: 615/373-9704 E-mail: Rachel_Seifert@chs.net

December 6, 2013

Via Federal Express

Ms. Randi Weingarten

President

American Federation of Teachers

555 New Jersey Ave. N.W.

Washington, DC 20001

Re:	Community Health Systems, Inc./Health Management

Associates, Inc. Merger Transaction

Dear Ms. Weingarten:

At the request of Wayne T. Smith, Chairman, President and Chief Executive Officer of Community Health Systems, Inc. (“CHSI”), I write in response to your letter of December 3, 2013. In your letter, you express the concerns of American Federation of Teachers (“AFT”) about CHSI’s proposed acquisition of Health Management Associates, Inc. (“HMA”). First, I want to assure you that our organization deeply values the registered nurses represented by AFT, and we are working collaboratively with the nurses to benefit the patients and the nurses, and, ultimately, CHSI’s shareholders. Please feel free to continue to let us know your views of the situation.

We appreciate you sharing your concerns regarding the proposed transaction. However, we believe the proposed merger will serve the best interests of all stakeholders. We are confident that any litigation challenging the proposed transaction will be unsuccessful. The transaction was negotiated at arms’ length between the management teams and Boards of both companies, as explained in detail in the proxy statement that has been filed with the Securities Exchange Commission and can be accessed at http://www.sec.gov/Archives/edgar/data/1108109/000119312513445696/d588979ds4a.htm. We invite you to review the history of the negotiations in the proxy statement, and expect you will find it entirely reassuring. That history will also make clear that Glenview Capital Management had no role whatsoever in negotiating the terms of the deal.

Ms. Randi Weingarten

December 6, 2013

In answer to your specific question, we do not believe, and do not believe a court would find, that Glenview is a controlling shareholder and thus the “entire fairness” standard you articulate in your letter would not apply to this transaction.

Thank you for raising these concerns with us. We assure you that your worries are unfounded, and that the merger between CHSI and HMA will greatly benefit CHSI and HMA, their respective shareholders, and the employees of their subsidiaries, including the nurses represented by your organization.

Very truly yours,

/s/ Rachel A. Seifert

Rachel A. Seifert

Executive Vice President and

General Counsel

RAS:cts

cc:	Wayne T. Smith, Chairman, President & Chief Executive Officer

Important Information and Where to Find It

In connection with the proposed transaction, CHS has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of HMA and a prospectus of CHS. The registration statement was declared effective by the SEC on November 22, 2013. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CHS, HMA AND THE MERGER. The definitive proxy statement/prospectus and a form of proxy will first be mailed to stockholders of HMA on or about November 25, 2013. These materials and other documents filed with the SEC will be available at no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain copies of the definitive proxy statement/prospectus and other documents filed

Ms. Randi Weingarten

December 6, 2013

with the SEC (when they become available) from CHS’s website at www.chs.net and HMA’s website at www.hma.com or by directing such request to CHS at 4000 Meridian Boulevard, Franklin, Tennessee 37067, Attention: Investor Relations, or to HMA at 5811 Pelican Bay Boulevard, Naples, Florida 34108, Attention: Investor Relations.

CHS, HMA and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the merger. Information regarding CHS’s directors and executive officers is available in CHS’s proxy statement filed with the SEC on April 5, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding HMA’s directors and executive officers is available in (i) HMA’s proxy statement filed with the SEC on April 8, 2013 in connection with its 2013 annual meeting of stockholders and (ii) HMA’s consent revocation statement filed with the SEC on July 19, 2013 in response to the consent solicitation conducted by Glenview Capital Partners, L.P. and certain of its affiliates. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives and expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of CHS and HMA and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements. Such differences may result from the following factors: the ability to close the transaction on the

Ms. Randi Weingarten

December 6, 2013

proposed terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the receipt of governmental approvals and the approval of HMA stockholders; the risk that the benefits of the transaction, including cost savings and other synergies, may not be fully realized or may take longer to realize than expected; the impact of the transaction on third-party relationships; actions taken by either of the companies; and changes in regulatory, social and political conditions, as well as general economic conditions. Additional risks and factors that may affect results are set forth in HMA’s and CHS’s filings with the Securities and Exchange Commission, including each company’s most recent Annual Report on Form 10-K or Form 10-K/A and Quarterly Report on Form 10-Q or 10 Q/A.

The forward-looking statements speak only as of the date of this communication. Neither CHS nor HMA undertakes any obligation to update these statements.

December 3, 2013

Mr. Wayne T. Smith

Chairman of the Board, President and Chief Executive Officer

Community Health Systems

4000 Meridian Boulevard

Franklin, TN 37067

Mr. Steven Shulman

Chair of the Board

Health Management Associates

5811 Pelican Bay Boulevard, Suite 500

Naples, FL 34108

Dear Messrs. Smith and Shulman:

I write as a representative of 2,000 employees in your workforce, and on behalf of American Federation of Teachers workers and retirees who are shareholders with more than $1 trillion in pension fund assets. We have deep concerns regarding Community Health Systems’ (CHS) proposed acquisition of Health Management Associates (HMA).

This pending acquisition raises serious concerns for long-term shareholder value. These risks arise in connection with apparent conflicts of interest in the transaction itself, along with the ongoing U.S. Department of Justice investigation targeting CHS for Medicare fraud. Our concerns are furthered by CHS management’s layoffs of registered nurses and other critical staff, and attempts to impose nurse rationing and gag orders on nurses at CHS hospitals. These actions jeopardize patient confidence and the reputation of your hospitals for responsive, high-quality care.

We believe this acquisition disadvantages shareholders, as well as patients and communities served by CHS and HMA hospitals. The consequences of the proposed acquisition are further complicated by serious conflicts of interest, potential self-dealing, and possible violations of applicable law arising from Glenview Capital’s ownership stake in both companies.

The fact that a single hedge fund, Glenview Capital, owns the largest block of shares in both CHS and HMA, and therefore is the most influential player on both sides of the transaction, raises serious questions about the board’s fiduciary responsibility. These apparent conflicts of interest call into question the true beneficiaries of the proposed transaction, and the extent to which shareholders, employees, and the patients and communities they serve will be made to pay the long-term price for excessive short-term risk-taking by corporate insiders and controlling shareholders.

American Federation

of Teachers, AFL-CIO

AFT Teachers

AFT PSRP

AFT Higher Education

AFT Public Employees

AFT Healthcare

555 New Jersey Ave. N.W.

Washington, DC 20001

202-879-4400

www.aft.org

Randi Weingarten

PRESIDENT

Lorretta Johnson

SECRETARY-TREASURER

Francine Lawrence

EXECUTIVE VICE PRESIDENT

VICE PRESIDENTS

Shelvy Y. Abrams

Mary J. Armstrong

Karen Aronowitz

Barbara Bowen

Linda Bridges

Elsie P. Burkhalter

Stacey Caruso-Sharpe

Kathy A. Chavez

Lee Cutler

Edward Doherty

Kathleen M. Donahue

Marietta A. English

Eric Feaver

Francis J. Flynn

Andy Ford

David Gray

Judy Hale

David Hecker

Richard C. Iannuzzi

Keith R. Johnson

Jerry T. Jordan

Dennis Kelly

Susan M. Kent

Ted Kirsch

Frederick E. Kowal

Karen GJ Lewis

Louis Malfaro

John McDonald

Daniel J. Montgomery

Michael Mulgrew

Maria Neira

Ruby J. Newbold

Candice Owley

Andrew Pallotta

Joshua Pechthalt

David J. Quolke

Mary Cathryn Ricker

Stephen Rooney

Sandra Schroeder

Tim Stoelb

Ann Twomey

Adam Urbanski

Smith and Shulman/Page 2

Glenview Capital and Conflicted Transactions under Delaware Law

Glenview Capital’s presence as an activist shareholder troubles us because of its unique and potentially deeply problematic position of being the largest shareholder of both HMA and CHS. This merger is already subject to shareholder litigation on the question of the substantive fairness of HMA’s bid price.1 Glenview’s participation on both sides of the transaction also presents four additional questions regarding the fairness of this transaction:

(1) How did Glenview Capital participate in this transaction? Did it negotiate on two sides, reflecting its interests in both companies? How much information did it have regarding the merger before that merger was announced?

(2) Have Glenview and the boards of both companies structured the transaction such that Glenview’s unique position can be abused at the expense of other shareholders and stakeholders?

(3) Did the fairness opinion provided by the investment banks reviewing the transaction address the potential conflict of interest of Glenview Capital as a controlling shareholder?

(4) Is it the view of both boards that the transaction will be evaluated by Delaware or other courts using the deferential “business judgment rule,” or will the structure of the transaction expose it to the stricter scrutiny of the “entire fairness doctrine”? If the transaction will be evaluated under the entire fairness standard, what steps have the boards taken to ensure that the structure of the transaction will survive that review?

Entire Fairness or Business Judgment Rule?

Under Delaware law, most board decisions, including decisions to merge or to be acquired, are subject to the deferential “business judgment rule” standard of review in Delaware courts.2 There is an exception for decisions that violate directors’ “duty of loyalty,” which is a duty largely to avoid fraud and self-dealing.3

[1]	See Aliaga v. Health Management Associates, Inc., complaint available at http://media.naplesnews.com/media/static/HMASecuritiesSuit-l.pdf
[2]	See Sinclair Oil Corp v. Levien, 280 A.2d 717,720 (Del. 1971) (“A board of directors enjoys a presumption of sound business judgment, and its decision will not be disturbed if they can be attributed to any rational business purpose.”); Cede & Co. v. Technicolor, Inc., 634 A.2d 345, 361 (Del. 1993) (“To rebut the [business judgment] rule, a shareholder plaintiff assumes the burden of providing evidence that directors, in reaching their challenged decision, breached [their duties of] loyalty or due care. If a shareholder plaintiff fails to meet this evidentiary burden, the business judgment rule attaches to protect corporate officers and directors and the decision they make, and our courts will not second-guess these business judgments.” [internal citations omitted]). The business judgment rule reflects the “cardinal precept of the General Corporation Law of the State of Delaware ... that directors, rather than shareholders, manage the business and affairs of the corporation.” Aronson v. Lewis, 473 A.2d 805, 811 (Del. 1984).
[3]	Sterling v. Mayflower Hotel Corp., 93 A.2d 107,110 (Del. 1952) (A majority shareholder standing “on both sides of the transaction, ... bear[s] the burden of establishing its entire fairness.”); see also Weinberger v. UOP, Inc., 457 A.2d 701,710 (Del. 1983); and Rosenblatt v. Getty Oil Co., 493 A.2d 929,937 (1985).

Smith and Shulman/Page 3

In cases that touch on the board’s duty of loyalty, the transaction can be, in specific circumstances, reviewed for “entire fairness,” which focuses in part on the decision-making process at play during the transaction. Entire fairness review allocates the burden of persuasion to the defendant to show that the transaction was entirely fair, a departure from the usual burden in civil litigation that requires plaintiffs to make their case.

A recent en banc decision from the Delaware Supreme Court clarified the extent of the entire fairness doctrine. In Americas Mining Corp. v. Theriault, 51 A.3d 1213 (Del. 2012), the court upheld the Chancery Court’s determination that an acquisition by the company Southern Peru of Southern Peru’s controlling shareholder’s own subsidiary implicated duty of loyalty concerns sufficient to trigger entire fairness review. And because the company didn’t follow the necessary procedures to ensure an entirely fair review of the transaction, the defendants were liable for $2 billion in damages, including a $305 million fee for attorneys.

We request your answer as to whether the entire fairness standard applies to this transaction, and whether you view Glenview as a controlling shareholder.

Glenview’s successful replacement of the HMA board reflects its influence, especially now, over company decisions—including, most recently, the decision to accept unanimously CHS’s acquisition offer. For these reasons, I respectfully request your clarifications on how the board is treating Glenview’s status as an interested party with significant conflicts in the merger.

In summary, the proposed sale and acquisition of HMA by Community Health Systems raises serious legal and regulatory questions regarding conflicts of interest, compliance with fiduciary responsibilities, and the impact on shareholders, affiliated hospitals and employees.

The questions raised here need to be answered in advance of any further action by the parties to ratify and consummate the agreements. We would welcome the chance to meet with the boards of both companies to further discuss our concerns about this transaction.

Respectfully yours,

/s/ Randi Weingarten
Randi Weingarten
President

RW : cmj opeiu#2 afl-cio

cc:	Larry Robbins, Glenview Capital

Mary Jo White, U.S. Securities and Exchange Commission

Edith Ramirez, Federate Trade Commission